Income Taxes (Tables)	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Schedule of Components of Income Tax Expense (Benefit)

During the year ended December 31, 2018, Brigham Minerals recorded current tax expense of $0.1 million and deferred tax expense of $0.2 million. During the year ended December 31, 2017, Brigham Minerals recorded current tax expense of $0.7 million and deferred tax expense of $0.3 million as indicated in the table below (in thousands):

	2018	2017
State Income Tax
Current (benefit)/expense	(23)	713
Deferred (benefit)/expense	(138)	295

Federal Income Tax
Current expense	114	—
Deferred expense	374	—

Totals:	327	1,008

Total current income taxes	91	713
Total deferred income taxes	236	295

Totals:	327	1,008

The following table reconciles the income tax provision with income tax expense at the federal statutory rate for the periods indicated (in thousands):

	2018	2017
Income before income taxes	33,142	116,620
Less: income before income taxes attributable to predecessor	30,805	116,620

Income before income taxes attributable to shareholders	2,337	—

Income tax at the federal statutory rate	491	—
State income taxes, net of federal benefit	(150)	1,008
Percentage depletion in excess of basis	(14)	—

Total income tax provision	327	1,008

Schedule of Deferred Tax Assets and Liabilities

Brigham Minerals had $3.7 million and $0.4 million recorded as deferred tax liability at December 31, 2018 and 2017, respectively. The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities were are follows (in thousands):

	2018	2017
Noncurrent:
Deferred tax assets:	—	—

Total noncurrent deferred tax assets:	—	—

Deferred tax liabilities:
Oil and gas properties	(208)	(391)
Investment in subsidiary	(3,476)	—

Total noncurrent deferred tax liabilities	(3,684)	(391)

Net noncurrent deferred tax liabilities	(3,684)	(391)